UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 2, 2009

Golden West Brewing Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

945 West 2nd Street Chico, California  95928
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (530) 894-7906

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 2, 2009, the Registrant’s wholly-owned subsidiary, Golden West Brewing Company, a California corporation  (the “Company”) entered into an Exclusive Consignment Agency Agreement (“Agreement”) with Ager Tank & Equipment Co., an Oregon corporation (“Ager”) pursuant to which Ager will be the Company’s exclusive agent for the marketing and sale of the machinery and equipment which had been used in its brewery operations.

The execution and delivery of the Agreement is part of the Registrant’s previously announced strategic plan to have its craft beers contract brewed by Mendocino Brewing Company and to discontinue its brewing operations in Chico, California.

A copy of the Agreement is filed herewith.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Exclusive Consignment Agency Agreement

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Golden West Brewing Company, Inc.

Date: March 5, 2009	By: _/s/ John C. Power_________ John C. Power, CEO

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